UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 10, 2006

Date of Report (Date of Earliest Event Reported)

Golden Health Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-25845	87-0385103
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Unit 979, 9/F, HITEC, 1 Trademart Drive, Kowloon Bay, Hong Kong

(Address of principal executive offices)

+852 3580 0105

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.              Corporate Governance and Management

Item 5.03               Change in Fiscal Year

Effective February 10, 2006, by a Unanimous Written Consent of the Board of Directors of the Registrant, the Registrant changed its fiscal year end from March 31 back to September 30. In November 2005, the Registrant had changed its fiscal year end from September 30 to March 31 to adopt the fiscal year end of its subsidiary, Joy Power International Holdings Limited, the accounting acquirer for purposes of financial reporting. However, upon further review, the Registrant decided to keep its original fiscal year end of September 30. Therefore, there will be no transition reporting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2006

GOLDEN HEALTH HOLDINGS, INC.

	By:	/s/ Yu Fai Yip
Name: Yu Fai Yip
Title: Director and Secretary